                                                                    EXHIBIT 24.1


                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Joy E. Hansen and Timothy J. Schmitt his true and lawful attorney-in-fact and agent, with full power of substitution and revocation, in his name and on his behalf, to do any and all acts and things and to execute any and all instruments which said attorney-in-fact and agent may deem necessary or advisable to enable Newmont Mining Corporation (the "Corporation") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act of securities having an aggregate public offering price of up to, and including, $100,030,000, including power and authority to sign his name in any and all capacities (including his capacity as a Director and/or Officer of the Corporation) to a Registration Statement on Form S-3 or such other form as may be appropriate, and to any and all amendments, including post-effective amendments, to such Registration Statement, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney-in-fact and agent shall lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned have subscribed these presents as of the 19th day of May, 1999.

                 Signature                                   Title
                 ---------                                   -----

/s/ Ronald C. Cambre
_______________________________               Chairman, President and Chief
Ronald C. Cambre                              Executive Officer and Director
                                              (Principal Executive Officer)

/s/ James T. Curry, Jr.
_______________________________               Director
James T. Curry, Jr.


/s/ Joseph P. Flannery
_______________________________               Director
Joseph P. Flannery


/s/ Leo I. Higdon, Jr.
_______________________________               Director
Leo I. Higdon, Jr.

/s/ Robin A. Plumbridge
________________________________              Director
Robin A. Plumbridge


/s/ Robert H. Quenon
________________________________              Director
Robert H. Quenon


/s/ Michael K. Reilly
________________________________              Director
Michael K. Reilly


/s/ James V. Taranik
________________________________              Director
James V. Taranik


/s/ William I.M. Turner, Jr.
________________________________              Director
William I.M. Turner, Jr.


/s/ Wayne W. Murdy
_________________________________             Executive Vice President and Chief
Wayne W. Murdy                                Financial Officer (Principal
                                              Financial Officer)

/s/ Linda K. Wheeler
_________________________________             Controller
Linda K. Wheeler                              (Principal Accounting Officer)



                                      -2-